Fulfilling Our Commitments
Emerald Groundhog Day Investment Forum
February 2, 2006

CommunityBanks

Local People…Local Decisions®

CommunityBanks

●
Representatives
◆
Eddie L. Dunklebarger
Chairman, President and CEO
◆
Donald F. Holt
EVP and CFO

Disclaimer
This presentation contains “forward looking” information, as defined by the Private Securities Litigation Reform Act of
1995, that is based on Community’s current expectations,
estimates and projections about future events and financial
trends affecting the financial condition of its business.  These statements are not historical facts or guarantees of future
performance, events, or results.  Such statements involve
potential risks and uncertainties and, accordingly, actual
performance results may differ materially.  Community
undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated
information, future events, or otherwise.

Fulfilling Our Commitments
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CMTY Profile
●
The Blue Ball Merger – A Final Look
●
Performance Trends
●
Strategic Focus
●
Shareholder Focus

Fulfilling Our Commitments
●
CMTY Profile
●
The Blue Ball Merger – A Final Look
●
Performance Trends
●
Strategic Focus
●
Shareholder Focus

CMTY Profile
●
$3.3 Billion in Total Assets
●
9 Regions Operating with Centralized Support,
             Regional Delivery
●
Over 70 Locations in Central Pennsylvania and
             Stretching into Maryland
●
Largest Financial Services Company Headquartered
             in Harrisburg, Pennsylvania's Capital
●
Approximately $650 Million in Market Cap
●
Enviable Footprint, Desirable Franchise

Cleveland
Pittsburgh
New York
Philadelphia
Baltimore
Washington D.C.
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
125mi

CommunityBanks

The CMTY Franchise
PENNSYLVANIA
MARYLAND

	6/30/2005
	# of Offices	Deposits (000’s)	Rank
Lancaster	11	$ 560	5
York / Hanover	18	528	4
Harrisburg / Carlisle	14	349	8
2/3 of Franchise in Lancaster, York, Harrisburg MSA	43	$ 1,437
Reading	6	261	7
Pottsville	6	190	4
Other	13	357
TOTAL	68	$ 2,245
CMTY Office Network

Fulfilling Our Commitments
●
Profile
●
The Blue Ball Merger – A Final Look
◆
Pre-Merger Planning
◆
Successful Execution
●
Performance Trends
●
Strategic Focus
●
Shareholder Focus

Overview of PennRock (Blue Ball)
●
Headquartered Between Lancaster and Reading, PA
◆
Founded in 1906
◆
Now Run as a Division of CommunityBanks
◆
Strong Local Brand
●
19 Branches at Merger Date
◆
Lancaster, Berks and Chester Counties
◆
Average Size: $49M in Deposits
●
Total Assets of $1.2 Billion
◆
Loans: $745 Million
◆
Deposits: $831 Million
●
Solid Profitability
◆
Return on Average Assets of 1.28%
◆
Return on Average Equity of 14.35%

Blue Ball: Transaction Chronology
●
11/16/04: Merger Announcement
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03/31/05: Employee Notification Completed
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05/31/05: Convert Legacy CMTY to Silverlake
●
07/01/05: Legal Merger
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08/31/05: Combine Silverlake Operating Platform
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09/30/05: Final Staffing Changes
●
Record EPS in Fourth Quarter

Pre-Merger Objectives
Restructure and De-Leverage
●
Prepay High Cost FHLB Advances
●
Reduce Exposure to Interest Rate Increases on
            Short-Term Borrowings
●
Liquidate Acquired Investment Portfolio
◆
Fund Loan Growth
◆
Improve Underperforming Portfolio

Merger-Related and Other Expenses:
2nd Quarter
●
Conversion   ($0.8 million)
◆
  Common Platform (Blue Ball’s Current Platform)
◆
  Minimized Execution Risk
●
Merger Expenses   ($1.3 million)
◆
CMTY Expenses—Operating Costs
◆
PRFS Expenses—Component of Purchase Price
●
Restructuring   ($6.1 million)
◆
Coordination of Two Balance Sheets
◆
Substantially Complete at June 30, 2005

Blue Ball: Accomplishments
●
Largest Transaction in CMTY History
●
Full Integration (People/Systems) in Less Than 1 Year
           From Announcement
●
Accretive Results in Fourth Quarter
●
Increase Franchise Size by Over 60%
●
Franchise Now “Weighted” in Growing South-Central
            Pennsylvania Market
●
Platform Will Accommodate Future Acquisitions
●
A “Proven” Acquirer

Fulfilling Our Commitments
●
Profile
●
The Blue Ball Merger – A Final Look
●
Performance Trends
◆
Pre-Merger
◆
Post-Merger Execution
●
Strategic Focus
●
Shareholder Focus

(in thousands, except EPS)	Q1 2005	Reported Q2 2005	Core Q2 2005
Net Interest Income	$ 14,690	$ 14,909	$ 14,909
Provision for Loan Loss	(550)	(750)	(750)
Non-Interest Income	5,210	5,598	5,598
Non-Interest Expenses	(12,659)	(13,189)	(13,189)
Special Charges	---	(7,957)	---
Income Taxes	(1,204)	250	(1,369)
Net Income	$ 5,487	$ (1,139)	$ 5,199
EPS	$.44	$(.09)	$.41
Pre-Merger CMTY

(in thousands, except EPS)	Q3 2005	Q4 2005
Net Interest Income	$ 26,397	$ 26,649
Provision for Loan Loss	(400)	(600)
Non-Interest Income	7,866	7,763
Non-Interest Expenses	(20,836)	(20,180)
Special Charges	(248)	---
Income Taxes	(2,447)	(2,671)
Net Income	$ 10,332	$ 10,961
EPS	$.44	$.47
Post-Merger CMTY

Four Components of Performance
●
Net Interest Income
●
Provision
●
Non-Interest Income
●
Non-Interest Expense

7
	Pre-Merger	Post-Merger	Annual
Net Interest Spread	3.13%	3.51%	3.36%
Net Interest Margin	3.50%	3.93%	3.76%
Change in NIM	+ 43 bp
Earning Assets	$1.9B	$2.9B	$2.4B
Net Interest Margin:
   Revenue “Driver”

Activity for the Period:	Q4 2005	2005 YTD
Net Charge-Offs	$ 408	$ 824
Provision for Loan Losses	600	2,300
Net Charge-Offs to Average Loans	0.07%	0.05%

Problem Loan Trends:		12/31/2005
Accruing Loans Past 90 Days		$ 22
Non-Accrual Loans		9,060
Total Risk Elements		$ 10,529
Allowance to Loans		1.03%
Allowance to Non-Accrual Loans		253%
Credit Quality:Compatible Metrics / Common Culture

0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2000
2001
2002
2003
2004
2005
CMTY
Blue Ball

CommunityBanks

Net Charge-Offs to
Average Loans
Charge-Off History

Corporate Imperative: Credit Quality
●
Legal Lending Limit  - $40 Million
●
Separate Lending Limits for Individual Lenders
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Regional President / Senior Lender Lending
            Authority - $1 Million
●
Directors Loan Committee Approval - $10 Million
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12 Relationships > $10 Million = 7% of Total
            Loans

(Excluding Security Gains)
Non-Interest Income
●
Up 26%; Blue Ball Influence
●
Formidable Blue Ball Trust Operation Increased
            AUM to $300 Million vs. Pre-Merger $50 Million
●
Electronic Payment Fees (Debit Transactions)
            Provided Lift; Awareness Programs
●
Cooling Mortgage Market Curbed Growth in
            Mortgage Brokerage and Title Insurance Fees
●
Enhancements From Coordination and Fee
            Standardization Still Viable

65%
60%
55%
50%
56.90%
56.96%
56.92%
60.59%
60.42%
57.51%
2000
2001
2002
2003
2004
2005

1
Q3 2005 – 57.86%
Q4 2005 – 55.56%
(The efficiency ratio does not include merger, conversion and restructuring expenses.)
2005: Improved Efficiency from Merger

2004 Pre-Merger “Run Rate” for the Combined Entity	$80,000
4% Normal Increase	x 1.04
2005 Estimated “Run Rate”		$ 83,200
Q4 2005 Expenses, Less Intangible Amortization	$19,484
Annualized “Run Rate” x 4		77,936
Savings (Ignores Organic Expansion)		$ 5,264

Operating Expense: “Topside” Analysis

(in thousands)	12/31/04	12/31/05	% Change
Investments	$ 619,110	$ 628,585	2%
Loans, Net	1,201,530	2,211,532	84%
Intangibles	5,051	259,080	n/a

Deposits	1,305,537	2,294,367	76%
Borrowings	482,706	548,900	14%
Liabilities	14,215	12,490	(12)%
Equity	152,341	476,673	213%
Balance Sheets

Intangible Issue
●
Aggregate Intangibles of $255 Million Added
●
$13 Million in Core Deposit Intangible
●
Pre-Blue Ball – Modest Intangibles
●
Tangible Equity to Assets – 7.14%

	2005		2004	“Well- Capped”
	$	%	%
Regulatory
Tier 1	$ 250	8.17%	8.8%	6%
Total	$ 273	10.99%	12.6%	10%
Tangible Equity to Assets		7.14%	7.55%	n/a
Equity to Assets		14.30%	7.79%	n/a
(dollars in millions)
Capital Levels

Fulfilling Our Commitments
●
Profile
●
The Blue Ball Merger – A Final Look
●
Performance Trends
●
Strategic Focus
●
Shareholder Focus

Strategic Vision
●
Our Mission:
✓ The bank and financial services provider of choice in the
               communities we serve,
✓ The employer of choice in the communities where we
               operate, and
✓ The acquisition partner of choice for banks and financial
               services providers in markets we desire.
●
Industry Consolidation:
◆
Nearly 80 Financial Institutions with Under
               $1 Billion in Assets Within 20 Miles of CMTY Branches
●

Annualized Q4 2005
●Minimum Return on Tangible Equity of 15%	21%
●Annual EPS Growth of 10%	7%
●Annual Asset Growth of 10%	70%
●Non-Interest Income of 30%	23%
●Efficiency Ratio to 55%	55.6%
Performance Goals:Guideposts Under Purchase Accounting

		Q4 2005 Results
Traditional Metric	Corresponding Purchase Accounting Metric *	Traditional	Purchase Accounting *
Efficiency Ratio	Operating Efficiency Ratio	55.56%	53.64%
EPS	Operating EPS	$0.47	$0.49
ROA	ROTA	1.31%	1.50%
ROE	ROTE	9.14%	20.83%
Equity to Assets	Tangible Equity to Assets	14.30%	7.14%
* Non-GAAP Measures
Performance Metrics

Fulfilling Our Commitments
●
Profile
●
The Blue Ball Merger – A Final Look
●
Performance Trends
●
Strategic Focus
●
Shareholder Focus

	CMTY	SNL Bank	SNL $1-5B	SNL MidAtlantic
5 Year	+127	+31	+129	(1)
3 Year	+47	+51	+71	+49
2 Year	(5)	+8	+22	(1)
1 year	+10	+5	+9	+4
Total Return as of 1/30/2006

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05

CommunityBanks

CMTY
Peer Group
NASDAQ
Banks
NASDAQ
Stock
Market
Five Year Cumulative Total Returns

$0.80
$0.70
$0.60
$0.50
$0.40
Annualized
Q1 '99
Q3 '99
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Community Banks, Inc.

CommunityBanks

$.20/share
Q4 2005
$.10/share
Q1 1999
Quarterly Dividend

Share Repurchase
●
500,000 Share Repurchase Program Announced in August,
2005 and Completed by October, 2005
●
Additional 750,000 Program Announced at October, 2005
Board of Directors Meeting. (685,000 Remaining)
●
Completion Will Result in the Equivalent Repurchase of
Over 10% of the Incremental Shares Issued in the Merger.
●
Internal Capital Generation Would Continue to Support
Incremental Share Repurchase.

2005/2006 Branch Expansion
●
2005
◆
February—Willow Street (Lancaster County)
◆
March — Spring Grove (York)
◆
July–Lemoyne (Cumberland/Dauphin)
◆
September—Carlisle (Cumberland)
◆
November — Museum Road (Berks)
●
2006
◆
Late Spring—Hershey (Dauphin)
◆
Delco Plaza—(York)
◆
Mount Joy—(Lancaster)
●
Over 70 Locations Throughout Central
Pennsylvania and Into Maryland

EPS Drives Stock
PERFORMANCE
●
Successful EXECUTION
◆
Follow Through on Cultural Integration/ Leveraging Platform
●
CREDIT QUALITY
◆
Keeping our “Eye on the Ball”
◆
A Critical Cultural “Fit”
●
Interest Rate Environment
◆
Managing With a “Flat” Yield Curve
◆
Fortified Balance Sheet Position
●
Competitors
◆
More Disruption in our Markets = Opportunity
◆
The “Credit Union Factor”

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Questions